UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 02, 2008 (Date of earliest event reported)
Zones Inc (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	0-28488 (Commission File Number)	91-1431894 (IRS Employer Identification Number)

1102 15th Street SW, Suite 102 (Address of principal executive offices)		98001 (Zip Code)
2532053000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 2, 2008, Zones, Inc. (the "Company") issued a press release announcing the conclusion of the additional "go-shop" period contemplated by the amended merger agreement between the Company and Zones Acquisition Corp., a Washington corporation owned by Firoz Lalji, the Company's Chief Executive Officer, Chairman of the Board and majority shareholder. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Zones Inc dated December 02, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 02, 2008	ZONES INC By: /s/ RONALD P. MCFADDEN RONALD P. MCFADDEN Secretary and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Zones Inc dated December 02, 2008